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                                                                    Exhibit 99.1


PRESS RELEASE

Contact:   William W. Moreton
           Chief Financial Officer
Phone:     314-633-7100


    PANERA BREAD COMPANY TO PRESENT AT RAYMOND JAMES INSTITUTIONAL CONFERENCE

     St. Louis, MO March 4, 2002 - Panera Bread Company (Nasdaq: PNRA) will be presenting at the Raymond James & Associates 23rd Annual Institutional Investors Conference to be held in Orlando, FL on March 6, 2002, at 10:35 AM Eastern Time. An audio webcast of the presentation will be available over the Internet at http://customer.nvglb.com/RaymondJames/Institutional/. A replay will be available for 90 days at the same site.